Adsouth Partners, Inc.

          Unaudited Pro Forma Condensed Consolidated Financial Statements

             As of and for the Nine Months Ended September 30, 2006

         On December 11, 2006, pursuant to an agreement with New Valu, Inc. and HSK Funding, Inc., Adsouth Partners, Inc. (the "Company") transferred to New Valu its 80% interest in Genco Power Solutions, Inc. ("Genco") and New Valu terminated the Company's guarantee of the obligations of Genco to New Valu, which, on that date were $1,866,666. In addition, any obligations of Genco to the Company were cancelled.

         The following pro forma unaudited condensed consolidated balance sheet as of September 30, 2006 and the pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2006 give effect to the Company's disposition of its majority-owned subsidiary, Genco.

         The pro forma financial information is based on the historical consolidated financial statements of Adsouth Partners , Inc. as of September 30, 2006 and for the nine months ended September 30, 2006, giving effect to the disposition of Genco and the assumptions and adjustments in the accompanying notes to the pro forma unaudited condensed consolidated financial statements.

         The pro forma unaudited condensed consolidated balance sheet as of September 30, 2006 gives effect to the disposition of Genco as if it occurred on January 1, 2006. The pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2006 gives effect to the disposition of Genco as if it had occurred on January 1, 2006.

         The pro forma unaudited condensed consolidated financial statements have been prepared by the Company's management based upon the historical consolidated financial statements of Adsouth Partners, Inc. These pro forma condensed consolidated financial statements may not be indicative of what would have occurred if the disposition of Genco had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.


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                                              Adsouth Partners, Inc. and Subsidiaries
                         Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma Adjustments
                                                                                                ---------------------
                                                                                 Historical      Debit        Credit       Pro Forma
                                                                                 ----------      -----        ------       ---------
 ASSETS
 Cash and cash equivalents                                                         $222,000          -      $156,000 [A]    $66,000
 Accounts receivable - net                                                           60,000          -        20,000 [A]     40,000
 Marketable securities                                                            1,687,000          -       562,000 [E]  1,125,000
 Marketable securities held in escrow                                               675,000          -             -        675,000
 Inventory                                                                          312,000          -       312,000 [A]          -
 Interest receivable                                                                  9,000          -             -          9,000
 Current portion of deferred charge, related party                                   67,000          -             -         67,000
 Prepaid expenses and other current assets                                          448,000          -       437,000 [A]     11,000
 Current portion of note receivable                                                 275,000          -             -        275,000
 Assets of discontinued products segment                                             84,000          -             -         84,000
------------------------------------------------------------------------------------------------------------------------------------
 Total current assets                                                             3,839,000          -     1,487,000      2,352,000
 Property and equipment - net                                                     1,157,000          -       646,000 [A]    511,000
 Note receivable - net of current portion                                           488,000          -             -        488,000
 Goodwill                                                                           120,000          -       120,000              -
 Deferred charge, related party - net of current portion                             50,000          -             -         50,000
 Deferred loan costs                                                                 18,000          -        18,000 [A]          -
 Deposit                                                                             42,000          -        31,000 [A]     11,000
 Investment in Genco                                                                      - $1,001,000 [B] 1,001,000 [B]          -
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                                    $5,714,000  1,001,000    $3,303,000     $3,412,000
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                                                                                                                           continued

The see notes to unaudited pro forma condensed consolidated financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                              Adsouth Partners, Inc. and Subsidiaries
                         Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma Adjustments
                                                                                                ---------------------
                                                                                 Historical      Debit        Credit       Pro Forma
                                                                                 ----------      -----        ------       ---------
 LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable                                                                $1,584,000   $479,000 [A]         -     $1,105,000
 Customer deposits                                                                2,603,000  1,842,000 [A]         -        761,000
 Accrued expenses                                                                   215,000    179,000 [A]         -         36,000
 Current portion of notes payable                                                 1,948,000  1,925,000 [A]         -         23,000
 Current portion of capital lease obligations                                         7,000          -             -          7,000
 Liabilities of discontinued products segment                                       175,000          -             -        175,000
------------------------------------------------------------------------------------------------------------------------------------
 Total current liabilities                                                        6,532,000  4,425,000             -      2,107,000
 Notes payable - net of current portion                                              51,000          -             -         51,000
 Capital lease obligations - net of current portion                                  21,000          -             -         21,000
------------------------------------------------------------------------------------------------------------------------------------
 Total liabilities                                                                6,604,000  4,425,000             -      2,179,000
------------------------------------------------------------------------------------------------------------------------------------

 (CAPITAL DEFICIENCY) STOCKHOLDERS' EQUITY

 Preferred stock, $.0001 par value; 10,000,000 shares authorized,
  1,500,000 designated as series B convertible preferred stock,
  1,194,924 issued and outstanding                                                        -          -             -              -
 Common stock, $.0001 par value; 60,000,000 shares authorized,
  9,309,065 issued and  outstanding                                                   1,000          -             -          1,000
 Additional paid-in capital                                                       9,535,000  1,001,000 [B]         -      8,534,000
 Notes receivable - stockholder                                                     (21,000)         -             -        (21,000)
 Accumulated deficit                                                            (11,980,000)    30,000 [E] 3,529,000 [C] (8,481,000)
 Accumulated other comprehensive income                                           1,575,000    375,000 [E]         -      1,200,000
------------------------------------------------------------------------------------------------------------------------------------
 Total stockholders' (deficiency) equity                                           (890,000) 1,406,000     3,529,000      1,233,000
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY                         $5,714,000 $5,831,000    $3,529,000     $3,412,000
------------------------------------------------------------------------------------------------------------------------------------

The see notes to unaudited pro forma condensed consolidated financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                              Adsouth Partners, Inc. and Subsidiaries
          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma Adjustments
                                                                                                ---------------------
                                                                                 Historical      Debit        Credit       Pro Forma
                                                                                 ----------      -----        ------       ---------
Revenues                                                                         $6,558,000 $2,186,000 [D]         -     $4,372,000
------------------------------------------------------------------------------------------------------------------------------------
Costs and expenses
Media placement and production costs                                              3,790,000          -             -      3,790,000
Cost of goods sold                                                                1,706,000          -    $1,706,000 [D]          -
Selling, administrative and other expense                                         6,303,000          -     3,807,000 [D]  2,496,000
------------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                         11,799,000          -     5,513,000      6,286,000
------------------------------------------------------------------------------------------------------------------------------------
(Loss) income from operations                                                    (5,241,000)(2,186,000)    5,513,000      1,914,000
Interest income                                                                      32,000          -             -         32,000
Interest expense                                                                   (197,000)         -       189,000         (8,000)
Net gain on sale of marketable securities                                           225,000     30,000 [E]         -        195,000
Non cash stock based expense from liquidated damages related to series B
 preferred shareholders                                                            (263,000)         -             -       (263,000)
------------------------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                                                  (5,444,000)(2,216,000)    5,702,000     (1,958,000)
Loss from operations of discontinued products segment                            (2,667,000)         -             -     (2,667,000)
Gain on disposal of discontinued products segment                                 2,611,000          -             -      2,611,000
------------------------------------------------------------------------------------------------------------------------------------
Pro forma net loss                                                              ($5,500,000)(2,216,000)    5,702,000    ($2,014,000)
------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA AMOUNTS PER SHARE OF COMMON STOCK
 Pro forma Basic and diluted loss per share of common stock:
    Pro forma loss from continuing operations                                         ($.60)                                  ($.21)
    Loss from operations of discontinued product segment attributable to common
      stockholders                                                                     (.30)                                   (.30)
    Gain on disposal of discontinued products segment                                   .29                                     .29
------------------------------------------------------------------------------------------------------------------------------------
    Pro forma net loss                                                                ($.61)                                  ($.22)
------------------------------------------------------------------------------------------------------------------------------------

  Weighted average number of common shares:
    Basic and diluted                                                             9,014,898                               9,014,898
------------------------------------------------------------------------------------------------------------------------------------

The see notes to unaudited pro forma condensed consolidated financial statements.

                             Adsouth Partners, Inc.
   Notes to Unaudited Pro Forma Condensed Consoldiasted Financial Statements
--------------------------------------------------------------------------------

Note A - Balance Sheet

         For purposes of the pro forma unaudited pro forma condensed consolidated balance sheet, all of the assets and liabilities of Genco are eliminated.

Note B -Investment in Genco

     For purposes of the pro forma unaudited pro forma condensed consolidated balance sheet, the working capital invested by Adsouth Partners, Inc. into Genco is reflected as a reduction in additional paid-in capital.

Note C - Accumulated Deficit of Genco

     For purposes of the pro forma unaudited pro forma condensed consolidated balance sheet, the accumulated deficit of Genco, from the date of its inception through September 30, 2006 is eliminated.

Note D - Statement of Operations

     For purposes of the unaudited pro forma condensed statement of operations, all operating activity directly related to Genco is eliminated.

Note E - Sale of Marketable Securities

     As a part of the agreement to sell its interest in Genco, the Company sold 625,000 shares of MFC Development Corp. stock to HSK Funding for $.25 cents per share or a total of $156,250.00 and Adsouth used the proceeds of the sale to pay in full a loan from HSK Funding. The shares of MFC Development had a cost basis of $187,000. The $30,000 loss is reflected in the unaudited pro forma condensed consolidated statement of operations.

     As of September 30, 2006, the Company recorded on its balance sheet a mark to market unrealized gain of $1,575,000 attributable to its holdings of 2,625,000 shares of common stock of MFC Development Corp. of $1,575,000. In connection with the sale of Genco, the Company sold 625,000 shares of common stock of MFC and used the proceeds to satisfy a debt obligation of approximately $158,000. As such, the Company recorded a realized loss of $406,000 related to its holdings in MFC during the period from September 30, 2006 to December 11, 2006, the date of the sale.